SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2003

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
in Company)

WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable
(Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 6, 8, 9, 10, 11 and 12.Not Applicable.
Item 5. Other Events and Regulation FD Disclosures.
Item 7. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
TEXT OF THE POWER POINT SLIDES

Items 1, 2, 3, 4, 6, 8, 9, 10, 11 and 12.      Not Applicable.

Item 5.      Other Events and Regulation FD Disclosures.

On December 8, 2003, at 4:00 p.m. Eastern Time, Ronald E. Hermance, Jr., President and Chief Executive Officer of Hudson City Bancorp, Inc. (“the Company”), made a financial presentation regarding the Company at the Themes & Top Picks in Mortgage/Specialty Finance Eighth Annual Conference sponsored by Lehman Brothers. The text of the Power Point slides used during this presentation is attached as Exhibit 99.1.

A simultaneous audio web cast of Mr. Hermance’s presentation, including the slide presentation and any follow-up questions and answers, will be available through the Hudson City Bancorp, Inc.’s website, www.hcbk.com. The audio web cast presentation will be available through our website until March 1, 2004.

Item 7.     Financial Statements and Exhibits.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description

99.1	Text of the Power Point slides used during the presentation made on December 8, 2003, by Ronald E. Hermance, Jr., President and Chief Executive Office of Hudson City Bancorp, Inc. at the Themes & Top Picks in Mortgage/Specialty Finance Eighth Annual Conference sponsored by Lehman Brothers.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as mended, and shall not otherwise be deemed filed under such Acts.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.

By:	/s/ Denis J. Salamone

Denis J. Salamone
Senior Executive Vice President and Chief Operating Officer

Dated: December 8, 2003

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Exhibit Index

Exhibit No.	Description

99.1	Text of the Power Point slides used during the presentation made on December 8, 2003, by Ronald E. Hermance, Jr., President and Chief Executive Office of Hudson City Bancorp, Inc. at the Themes & Top Picks in Mortgage/Specialty Finance Eighth Annual Conference sponsored by Lehman Brothers.

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